UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

WENDY’S/ARBY’S GROUP, INC.
--------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 514-4100

(Former Name or Former Address, if Changed Since Last Report):		N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure.

 Pursuant to the Indenture dated as of June 23, 2009 among Wendy’s/Arby’s Restaurants, LLC, the Guarantors thereto and U.S. Bank National Association, financial information and results of Wendy’s/Arby’s Restaurants, LLC, including management’s discussion and analysis of financial condition and results of operations, are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of Wendy’s/Arby’s Group, Inc. under the Securities Act of 1933.

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

99.1	Financial statements and other financial information of Wendy’s/Arby’s Restaurants, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S/ARBY’S GROUP, INC.
By: /s/ STEPHEN E. HARE
Stephen E. Hare
Senior Vice President and
Dated: August 12, 2009	Chief Financial Officer

EXHIBIT INDEX

Exhibit                                                      Description

99.1	Financial statements and other financial information of Wendy’s/Arby’s Restaurants, LLC.